================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------
                                    FORM N-CSR
                                    ---------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number  811-3807

                        SunAmerica Money Market Funds, Inc.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
     ---------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
                   -----------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31
Date of reporting period:  December 31, 2009

================================================================================

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2009

SUNAMERICA
Money Market Funds

[LOGO]  SunAmerica
       Mutual Funds

        December 31, 2009                                          ANNUAL REPORT

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund (SMAXX)

SunAmerica Municipal Money Market Fund (NMAXX)

                        Table of Contents



        SHAREHOLDERS' LETTER........................................  1
        EXPENSE EXAMPLE.............................................  5
        STATEMENT OF ASSETS AND LIABILITIES.........................  7
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 10
        PORTFOLIO OF INVESTMENTS.................................... 12
        NOTES TO FINANCIAL STATEMENTS............................... 20
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 29
        APPROVAL OF ADVISORY AGREEMENT.............................. 30
        DIRECTORS AND OFFICERS INFORMATION.......................... 35
        SHAREHOLDER TAX INFORMATION................................. 38

        December 31, 2009                                          ANNUAL REPORT

        Shareholders' Letter -- (unaudited)

Dear Shareholders,

We are pleased to present the annual shareholder report for the SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund. We would also like to take the opportunity to discuss the market conditions that have shaped the investment environment over the Funds' annual period, ended December 31, 2009.

Both the financial and economic markets withstood many remarkable twists and turns during the past twelve months as fears that the Great Recession would become the second Great Depression dissipated. The annual period began on a precarious note as both the U.S. and global economic conditions continued to deteriorate. On the fiscal front, the U.S. government responded by supporting a variety of programs designed to support financial institutions and restart consumer credit markets. With short-term interest rates effectively at zero, the Federal Reserve embarked on a program of buying government bonds to create new money in the economy.

The second fiscal quarter brought a belief that the economy had bottomed and was on its way to a sustainable recovery. This renewed economic optimism increased investors' risk appetite launching a rally in the equity and credit markets. The Federal Reserve met twice during the three-month period, leaving rates unchanged and reiterating its commitment to employ all available tools to promote price stability and economic recovery.

This Fed policy was warranted as conditions worsened over the course of the summer and the unemployment rate rose to its highest rate in over 25 years, leading some to fear that a weak labor market would undermine consumer spending and damage the environment for a strong sustainable economic recovery.

At year-end, a challenging economic landscape confronted both policymakers and investors. Along with high unemployment, other critical issues included the uncertain impact of consumer de-leveraging on the economy, a growing federal budget deficit, and future inflationary threats. While the residential housing market has begun showing signs of improvement, concerns remain regarding the stability of the commercial real estate market.

The Fed Funds rate ended the year unchanged, in a range of 0.00%-0.25%. The low interest rate environment was challenging for yields. In order to preserve yields, the SunAmerica Money Market Fund added value through active management of the Fund's duration, specifically by purchasing longer-dated fixed rate instruments as well as floating rate notes. The SunAmerica Municipal Money Market Fund maintains a portfolio diversified by sector and region with the majority of the portfolio being invested in variable rate obligations during the period.

In September 2008, the U.S. Treasury announced the establishment of a temporary guarantee program for eligible money market funds. This program was ultimately extended through September 18, 2009, to support ongoing stability in the market. The SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund both participated throughout the program's existence.+

Though the fixed income markets have been devoid of yield in 2009, we remain diligent in the management of your assets and thank you for your continued investment in the Funds. If you have any questions, or require additional information on this or other SunAmerica Mutual Funds, I invite you to visit our website at www.sunamericafunds.com or call our Shareholder Services Department at 800-858-8850.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President and CEO
SunAmerica Asset Management Corp.
--------
Past performance is no guarantee of future results.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

+The Program's guarantee only applied to shareholders of the Funds and the number of shares owned by those shareholders as of the close of business on September 19, 2008. Since the program has expired, the guarantee no longer applies.

        SunAmerica Money Market Fund

Andrew Doulos, Portfolio Manager
SunAmerica Asset Management Corp.

   The SunAmerica Money Market Fund (Class A) returned 0.12% for the 12-month annual period ended December 31, 2009, as compared with the three-month T-Bill index, which returned 0.15% for the same period.

   Although the economic period for the 2009 year ended on a positive note, the start of 2009 was the beginning of a period of observing the Federal Reserve's special liquidity facilities. The Federal Reserve took action in 2008 and 2009 with numerous liquidity facilities to backstop the U.S. financial markets and to promote economic activity. The success of the programs helped the recovery in the U.S. stock market and helped keep short-term and long-term interest rates relatively low. The Federal Open Market Committee (FOMC) maintained a target range for the federal funds rate at 0.00%-0.25% for 2009. The central bank continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period. Year end funding pressures were minimal. No market strains had appeared as a result of the imminent closing, on February 1, 2010, of most of the Federal Reserve's special liquidity facilities.

   Fund performance was affected by historically low interest rates that extended throughout 2009. Yields on money market securities decreased steadily throughout the period, with one-month CDs yielding approximately 0.19% at year end, down from roughly 0.55% at the start of the year.

   Given the low yield environment that existed throughout the year, we employed a barbell investment strategy, placing higher weightings on the short end (one- to seven-day period) and on longer-dated floating rate securities. This strategy helped add yield to the portfolio versus a laddered strategy. Performance was enhanced by maximizing higher yields of longer-dated securities while avoiding the interest rate risk associated with securities on the longer end of the yield curve. We also sought to mitigate interest rate risk by holding longer-dated securities with floating rate resets of ninety days.


--------
Past performance is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SunAmerica Asset Management Corp., the Fund's investment adviser, voluntarily waived fees and/or reimbursed expenses during the annual period, including to avoid a negative yield. Absent such waivers and/or reimbursements, returns would have been lower.

Securities listed may or may not be a part of current portfolio construction.

        SunAmerica Municipal Money Market Fund

Peter Stevenson, Portfolio Manager
AIG Asset Management

   The SunAmerica Municipal Money Market Fund (Class A) returned 0.02% for the annual period ended December 31, 2009.

   Over the course of the year, the Federal Reserve Open Market Committee
(FOMC) met and left the Federal Funds target rate unchanged at a range of 0.00% - 0.25%, citing risks to growth and commenting that inflation would remain subdued due to excess capacity containing price pressure. Ripple effects of the downturn in the housing market continue to resonate through the economy, manifested through a decline of household wealth, as well as rising delinquencies and foreclosures that have impacted mortgage-backed security valuations. The economy recorded a fourth straight quarter of contraction in the Gross Domestic Product (GDP) before rebounding to a positive 2.2% growth mark in the third quarter. Unemployment quickly rose above 9.0% by May and remained at 10.0% for the last three months of the year. The pace of job losses as measured by the seasonally-adjusted non-farm payrolls economic indicator slowed over the course of the year and recorded a minor net gain in November before turning negative again in December. For the year, job losses totaled approximately 4.1 million and until November there were 22 straight months of employment declines.

   The federal response was dramatic as evidenced by new programs and actions in addition to those initiated late in 2008. During the first half of the year, the 19 largest financial companies were subjected to capital adequacy stress-tests, with 10 of the firms needing more capital totaling approximately $75 billion. Raising capital to erase individual deficiencies became a pre-condition for a company to exit the Troubled Asset Relief Program (TARP).

   In addition to TARP, other federal programs supported money markets and other asset classes. The U.S. Treasury's Money Market Funds Guarantee Program was ultimately extended through September of 2009 and received $1.2 billion in fees for a guarantee of approximately $3 trillion in assets without a single claim filed. The Fund participated in the Money Market Funds Guarantee Program throughout the life of the Program.+ The Federal Reserve instituted programs that purchased up to $300 billion in Treasuries and over $1 trillion in mortgage-backed securities and agency paper for the purposes of quantitative easing and to fill the void in demand for mortgage-backed paper. Finally the government also provided funding for two of the three largest automobile manufacturers after bankruptcy proceedings.

   The concerted effect of these actions and programs was to provide stability, confidence and the springboard for positive performance in the capital markets. The stock market bottomed in March 2009 and then rallied dramatically; corporate debt spreads tightened; the 10-year U.S. Treasury yield remained well under 4.00% for the year; financial stocks as a group recovered; and the TED spread (the difference between the interest rates on interbank loans and short-term U.S. government debt) finished the year at approximately 20 basis points. During this time, low yields of money market funds and short-term savings vehicles provided an impetus for investors to shift further out the curve, accept lower credit quality or seek an alternate asset class to realize better returns.

   The relationship between the levels of shorter-term floating and longer-term fixed rate money market securities has a major impact on the fund, depending upon the Fund's weighted average maturity (WAM). The portfolio WAM ranged from a low of 1.4 days in early February to a high of 17.5 days in May and finished the fiscal year at approximately 11 days.

   In the first quarter of the annual period, the Fund had the majority of its assets in variable-rate demand notes (VRDNs) whose rates reset weekly. The Fund was diversified among various sectors and states and had extended marginally during the quarter, picking up a San Antonio revenue obligation with a maturity in February of 2010. In the second quarter, the Fund's WAM was extended again, purchasing another general obligation note with a maturity in March of 2010. The mix of exposure to sectors shifted slightly versus the first quarter with housing, healthcare and general obligation credits comprising the top three sectors.

--------
+The Program's guarantee only applied to shareholders of the Funds and the number of shares owned by those shareholders as of the close of business on September 19, 2008. Since the program has expired, the guarantee no longer applies.

        SunAmerica Municipal Money Market Fund


   At the close of the third quarter, the Fund's WAM was relatively unchanged compared to the start of the quarter. The Fund was still heavily invested in VRDNs with the housing and healthcare sectors still among the top three exposures, joined by transportation.

   Over the course of the year, variable rate yields, as measured by the SIFMA Municipal Swap Index*, steadily declined, starting at 0.59% and peaking in the 0.63% to 0.67% range between February and April before beginning a slow movement down to a low of 0.22% in December. Given the proportion of variable-rate notes in the Fund at the beginning of the year, the Fund missed out on the performance of longer fixed coupon maturities. Performance began to improve about halfway through the year as one-year rates began to converge with variable-rate notes, negating most of the advantage of extending. With yields well under 1.00% and under 0.50% for a good portion of the year, any seasonal imbalances (tax season and year-end inventory cleanup at dealers) were somewhat muted. Additionally, a severe decline in the amount of variable-rate issuance offset the overall amount of outflows from the municipal money market product.

   The Fund ended the year with a weighted average maturity of nearly 11 days. As of the end of the period, variable-rate demand obligations comprised nearly 92% of the Fund's investments with the balance invested in fixed rate note obligations, primarily general obligation credits. The largest sector exposures at year end were housing (23%), general obligation (14%) and transportation (13%) with Illinois (9%), New York (8%) and California (8%) representing our three largest state exposures.



--------
Past performance is no guarantee of future results.

*The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations. Indices are not managed and an investor cannot invest directly into an index.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SunAmerica Asset Management Corp., the Fund's investment adviser, voluntarily waived fees and/or reimbursed expenses during the annual period, including to avoid a negative yield. Absent such waivers and/or reimbursements, returns would have been lower.

Securities listed may or may not be a part of current portfolio construction.

        SunAmerica Money Market Funds, Inc.
        EXPENSE EXAMPLE -- December 31, 2009 -- (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Fund in the SunAmerica Money Market Funds, Inc., you may incur two types of costs: (1) transaction costs, including contingent deferred sales charges, small account fees and administrative fees and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2009 and held until December 31, 2009.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2009" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2009" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2009" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan documents and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2009" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2009" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2009" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan documents and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2009" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, qualified retirement plan document and/or materials from your financial adviser for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SunAmerica Money Market Funds, Inc.
        EXPENSE EXAMPLE -- December 31, 2009 -- (unaudited)

                                        Actual                                               Hypothetical
                ------------------------------------------------------- -------------------------------------------------------
                                                                                           Ending Account
                                   Ending Account      Expenses Paid                        Value Using        Expenses Paid
                   Beginning        Value Using          During the        Beginning     a Hypothetical 5%       During the
                 Account Value     Actual Returns     Six Months Ended   Account Value     Assumed Return     Six Months Ended
Fund            at July 1, 2009 at December 31, 2009 December 31, 2009* at July 1, 2009 at December 31, 2009 December 31, 2009*
----            --------------- -------------------- ------------------ --------------- -------------------- ------------------
Money Market
   Class A#....    $1,000.00         $1,000.05             $2.97           $1,000.00         $1,022.23             $3.01
   Class I#....    $1,000.00         $1,000.10             $2.92           $1,000.00         $1,022.28             $2.96
Municipal
 Money Market
   Class A#....    $1,000.00         $1,000.05             $1.87           $1,000.00         $1,023.34             $1.89




                     Expense
                   Ratio as of
Fund            December 31, 2009*
----            ------------------
Money Market
   Class A#....        0.59%
   Class I#....        0.58%
Municipal
 Money Market
   Class A#....        0.37%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your qualified retirement plan document and/or materials from your financial adviser for more information.
# During the stated period, the investment adviser and distributor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2009" and the "Expense Ratios" would have been higher.

        SunAmerica Money Market Funds, Inc.
        STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2009

                                                                    Money Market  Municipal Money
                                                                        Fund        Market Fund
                                                                    ------------  ---------------
ASSETS:
Short-term investment securities, at value * (unaffiliated)........ $747,789,689   $110,129,900
Repurchase agreements (cost approximates market value).............   27,892,000             --
                                                                    ------------   ------------
  Total Investments................................................ $775,681,689   $110,129,900
                                                                    ------------   ------------

Cash...............................................................          964        317,487
Receivable for:
  Fund shares sold.................................................       94,746             --
  Dividends and interest...........................................      630,232        212,381
Prepaid expenses and other assets..................................        9,456          1,844
Due from investment adviser (Note 3)...............................       44,000             --
Due from investment adviser for expense reimbursements/fee waivers.      163,811         17,983
Due from distributor for fee waivers...............................       98,061         14,678
                                                                    ------------   ------------
  Total assets.....................................................  776,722,959    110,694,273
                                                                    ------------   ------------
LIABILITIES:
Payable for:
  Fund shares redeemed.............................................      538,245             --
  Investment advisory and management fees..........................      325,366         34,248
  Distribution and service maintenance fees........................       98,061         14,680
  Transfer agent fees and expenses.................................      181,244         25,906
  Directors' fees and expenses.....................................       34,197          8,792
  Other accrued expenses...........................................      305,221         77,411
Dividends payable..................................................       16,006          2,018
                                                                    ------------   ------------
  Total liabilities................................................    1,498,340        163,055
                                                                    ------------   ------------
   Net Assets...................................................... $775,224,619   $110,531,218
                                                                    ============   ============
NET ASSETS REPRESENTED BY:
Common stock, $.001 par value (10 billion shares authorized)....... $    777,446   $    110,530
Paid-in capital....................................................  776,573,936    110,429,731
                                                                    ------------   ------------
                                                                     777,351,382    110,540,261
Accumulated undistributed net investment income (loss).............      141,661         15,459
Accumulated undistributed realized gain (loss) on investment.......   (2,268,424)       (24,502)
                                                                    ------------   ------------
   Net assets...................................................... $775,224,619   $110,531,218
                                                                    ============   ============
Class A:
Net assets......................................................... $760,576,815   $110,531,218
Shares outstanding.................................................  762,770,271    110,530,456
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)....... $       1.00   $       1.00
                                                                    ============   ============
Class I:
Net assets......................................................... $ 14,647,804   $         --
Shares outstanding.................................................   14,676,102             --
Net asset value and redemption price per share..................... $       1.00   $         --
                                                                    ============   ============

*Amortized cost of short-term investment securities (unaffiliated). $747,789,689   $110,129,900
                                                                    ============   ============

See Notes to Financial Statements

        SunAmerica Money Market Funds, Inc.
        STATEMENT OF OPERATIONS -- For the year ended December 31, 2009

                                                                                        Money Market Municipal Money
                                                                                            Fund       Market Fund
                                                                                        ------------ ---------------
INVESTMENT INCOME:
Interest (unaffiliated)................................................................ $ 8,615,842    $  813,083
Dividends (unaffiliated)...............................................................       8,806            78
                                                                                        -----------    ----------
   Total investment income.............................................................   8,624,648       813,161
                                                                                        -----------    ----------
EXPENSES:
Investment advisory and management fees................................................   4,478,364       522,682
Distribution and service maintenance fees
  Class A..............................................................................   1,331,792       224,007
  Class B*.............................................................................      79,579            --
  Class C*.............................................................................     143,369            --
Transfer agent fees and expenses
  Class A..............................................................................   2,051,573       335,560
  Class B*.............................................................................      25,708            --
  Class C*.............................................................................      45,877            --
  Class I..............................................................................      38,025            --
Registration fees
  Class A..............................................................................      48,740        18,609
  Class B*.............................................................................       7,478            --
  Class C*.............................................................................       2,856            --
  Class I..............................................................................      28,260            --
Custodian and accounting fees..........................................................     188,715        16,618
Reports to shareholders................................................................     168,522        17,664
Audit and tax fees.....................................................................      37,681        30,882
Legal fees.............................................................................     171,691        24,976
Directors' fees and expenses...........................................................     103,095        10,208
Other expenses.........................................................................     502,020        53,326
                                                                                        -----------    ----------
   Total expenses before fee waivers, expense reimbursements and custody credits.......   9,453,345     1,254,532
   Fees waived and expenses reimbursed by investment adviser and distributor (Note 3)..  (2,098,890)     (474,544)
   Custody credits earned on cash balances.............................................         (39)           --
                                                                                        -----------    ----------
   Net expenses........................................................................   7,354,416       779,988
                                                                                        -----------    ----------
Net investment income (loss)...........................................................   1,270,232        33,173
                                                                                        -----------    ----------
   Net realized gain (loss) on investments.............................................     357,931             8
   Net increase from payment by affiliate (Note 3).....................................   2,295,500            --
                                                                                        -----------    ----------
Net realized gain (loss) on investments................................................   2,653,431             8
                                                                                        -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................ $ 3,923,663    $   33,181
                                                                                        ===========    ==========

--------
*  See Note 1

See Notes to Financial Statements

        SunAmerica Money Market Funds, Inc.
        STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  Money Market Fund
                                                                                           -------------------------------
                                                                                            For the year     For the year
                                                                                               ended            ended
                                                                                            December 31,     December 31,
                                                                                                2009             2008
                                                                                           --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)............................................................. $    1,270,232  $    20,751,072
 Net realized gain (loss) on investments..................................................      2,653,431       (4,918,048)
                                                                                           --------------  ---------------
Net increase (decrease) in net assets resulting from operations........................... $    3,923,663  $    15,833,024
                                                                                           --------------  ---------------

Distributions to shareholders from:
 Net investment income (Class A)..........................................................     (1,229,487)     (19,840,997)
 Net investment income (Class B)+.........................................................         (2,328)        (204,882)
 Net investment income (Class C)+.........................................................         (4,524)        (367,143)
 Net investment income (Class I)..........................................................        (33,086)        (344,204)
                                                                                           --------------  ---------------
Total distributions to shareholders.......................................................     (1,269,425)     (20,757,226)
                                                                                           --------------  ---------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)..   (303,962,472)    (161,246,024)
                                                                                           --------------  ---------------
Total increase (decrease) in net assets...................................................   (301,308,234)    (166,170,226)
                                                                                           --------------  ---------------
NET ASSETS:
Beginning of period.......................................................................  1,076,532,853    1,242,703,079
                                                                                           --------------  ---------------
End of period*............................................................................ $  775,224,619  $ 1,076,532,853
                                                                                           ==============  ===============
*Includes accumulated undistributed net investment income (loss).......................... $      141,661  $       140,854
                                                                                           ==============  ===============

                                                                                                  Municipal Money
                                                                                                    Market Fund
                                                                                           ----------------------------
                                                                                           For the year   For the year
                                                                                              ended          ended
                                                                                           December 31,   December 31,
                                                                                               2009           2008
                                                                                           ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)............................................................. $     33,173  $    2,444,850
 Net realized gain (loss) on investments..................................................            8            (188)
                                                                                           ------------  --------------
Net increase (decrease) in net assets resulting from operations........................... $     33,181  $    2,444,662
                                                                                           ------------  --------------

Distributions to shareholders from:
 Net investment income (Class A)..........................................................      (33,173)     (2,440,520)
 Net investment income (Class B)+.........................................................           --            (808)
 Net investment income (Class C)+.........................................................           --          (3,334)
 Net investment income (Class I)..........................................................           --              --
                                                                                           ------------  --------------
Total distributions to shareholders.......................................................      (33,173)     (2,444,662)
                                                                                           ------------  --------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)..  (77,551,485)     33,371,054
                                                                                           ------------  --------------
Total increase (decrease) in net assets...................................................  (77,551,477)     33,371,054
                                                                                           ------------  --------------
NET ASSETS:
Beginning of period.......................................................................  188,082,695     154,711,641
                                                                                           ------------  --------------
End of period*............................................................................ $110,531,218  $  188,082,695
                                                                                           ============  ==============
*Includes accumulated undistributed net investment income (loss).......................... $     15,459  $       25,090
                                                                                           ============  ==============

--------
+  See Note 1

See Notes to Financial Statements

        SunAmerica Money Market Funds, Inc.
        FINANCIAL HIGHLIGHTS

                                        MONEY MARKET FUND
                                        -----------------
                Net                           Net                                    Ratio of net
               Asset              Dividends  Asset            Net Assets  Ratio of    investment
               Value      Net      from net  Value              end of    expenses    income to
             beginning investment investment end of   Total     period   to average    average
Period Ended of period income(1)    income   period Return(2)  (000's)   net assets   net assets
------------ --------- ---------- ---------- ------ --------- ---------- ----------  ------------
                                             Class A
                                             -------
  12/31/05     $1.00     $0.02      $(0.02)  $1.00    2.38%   $1,587,641    0.89%        2.35%
  12/31/06      1.00      0.04       (0.04)   1.00    4.22     1,711,783    0.89         4.14
  12/31/07      1.00      0.04       (0.04)   1.00    4.32     1,182,789    0.90         4.27
  12/31/08      1.00      0.02       (0.02)   1.00    1.84(4)    995,968    0.94         1.86
  12/31/09      1.00      0.00       (0.00)   1.00    0.12(5)    760,577    0.78(3)      0.14(3)
                                             Class I
                                             -------
  12/31/05     $1.00     $0.03      $(0.03)  $1.00    2.49%   $   13,708    0.80%(3)     2.49%(3)
  12/31/06      1.00      0.04       (0.04)   1.00    4.31        18,057    0.80(3)      4.26(3)
  12/31/07      1.00      0.04       (0.04)   1.00    4.43        18,543    0.80(3)      4.32(3)
  12/31/08      1.00      0.02       (0.02)   1.00    1.98(4)     16,998    0.80(3)      1.97(3)
  12/31/09      1.00      0.00       (0.00)   1.00    0.20(5)     14,648    0.69(3)      0.21(3)

--------
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3) Net of the following expense reimbursements/waivers (based on average net assets):

                            12/31/05 12/31/06 12/31/07 12/31/08 12/31/09
                            -------- -------- -------- -------- --------
       Class A.............    -- %     -- %     -- %      -- %   0.21%
       Class I.............   0.05     0.05     0.04     0.18     0.34

(4)Total return includes the effect of payments by an affiliate. Without these payments, the total return would have been 0.82% for Class A shares and 0.96% for Class I shares. (Note 3)
(5) Total return includes the effect of payments by an affiliate. Without these payments, the total return would have been (0.88)% for Class A shares and remained unchanged for Class I shares. (Note 3)

See Notes to Financial Statements

        SunAmerica Money Market Funds, Inc.
        FINANCIAL HIGHLIGHTS -- (continued)

                                  MUNICIPAL MONEY MARKET FUND
                                  ---------------------------
                Net                           Net               Net                Ratio of net
               Asset              Dividends  Asset            Assets    Ratio of    investment
               Value      Net      from net  Value            end of    expenses    income to
             beginning investment investment end of   Total   period   to average    average
Period Ended of period income(1)    income   period Return(2) (000's)  net assets   net assets
------------ --------- ---------- ---------- ------ --------- -------- ----------  ------------
                                            Class A
                                            -------
  12/31/05     $1.00     $0.02      $(0.02)  $1.00    1.62%   $ 84,817    0.81%(3)     1.58%(3)
  12/31/06      1.00      0.03       (0.03)   1.00    2.69     101,083    0.78         2.68
  12/31/07      1.00      0.03       (0.03)   1.00    2.84     153,906    0.83(3)      2.80(3)
  12/31/08      1.00      0.02       (0.02)   1.00    1.53     188,083    0.83(3)      1.45(3)
  12/31/09      1.00      0.00       (0.00)   1.00    0.02     110,531    0.52(3)      0.02(3)

--------
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3) Net of the following expense reimbursements/waivers (based on average net assets):

                            12/31/05 12/31/06 12/31/07 12/31/08 12/31/09
                            -------- -------- -------- -------- --------
       Class A.............   0.04%    -- %     0.01%    0.01%    0.32%

See Notes to Financial Statements

        SunAmerica Money Market Fund
        PORTFOLIO PROFILE -- December 31, 2009 -- (unaudited)


                   Industry Allocation*

                   U.S. Government Agencies..........  61.8%
                   Foreign Banks.....................  11.7
                   Super-Regional Banks-US...........   5.0
                   Diversified Financial Services....   4.6
                   Finance...........................   4.6
                   Commercial Banks..................   4.2
                   Repurchase Agreement..............   3.6
                   Commercial Banks-Canadian.........   3.2
                   Domestic Banks....................   0.8
                   Money Center Banks................   0.6
                                                      -----
                                                      100.1%
                                                      =====

                   Weighted average days to maturity.  55.3

                      Credit Quality Allocation@#

                      A-1.........................  99.8%
                      Not Rated+..................   0.2
                                                   -----
                                                   100.0%
                                                   =====

--------
*  Calculated as a percentage of net assets
@  Source: Standards and Poors
#  Calculated as a percentage of total debt issues
+ Represents debt issues that have either no rating or is unavailable from the data source.

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2009


                                             Principal  Market Value
                Security Description          Amount      (Note 2)
           SHORT-TERM INVESTMENT SECURITIES -- 96.5%
           CERTIFICATES OF DEPOSIT -- 11.6%
           Barclays Bank PLC
            0.63% due 01/06/10+............ $25,750,000 $ 25,750,000
           Barclays Bank PLC
            0.82% due 01/08/10.............   4,500,000    4,500,507
           Calyon
            0.39% due 01/04/10+............   7,000,000    6,999,640
           Calyon
            0.39% due 03/15/10+............   2,200,000    2,199,482
           Calyon
            1.33% due 01/19/10+............  13,500,000   13,500,259
           Deutsche Bank AG
            0.65% due 10/05/10.............  12,600,000   12,600,000
           Royal Bank of Canada
            0.23% due 01/11/10+............  12,500,000   12,500,000
           Royal Bank of Canada
            0.29% due 03/22/10+............  12,000,000   12,000,000
                                                        ------------
           Total Certificates of Deposit
             (amortized cost $90,049,888)..               90,049,888
                                                        ------------
           COMMERCIAL PAPER -- 4.9%
           Deutsche Bank Financial, LLC
            0.02% due 01/04/10.............  25,000,000   24,999,958
           State Street Corp.
            0.13% due 01/19/10.............  12,600,000   12,599,181
                                                        ------------
           Total Commercial Paper
             (amortized cost $37,599,139)..               37,599,139
                                                        ------------
           CORPORATE NOTES -- 0.6%
           J.P. Morgan Chase & Co.
            FDIC Guar. Notes
            0.35% due 02/23/10+
            (amortized cost $5,000,000)....   5,000,000    5,000,000
                                                        ------------
           MEDIUM TERM NOTES -- 17.6%
           Bank of America Corp.
            0.39% due 02/22/10+............  27,000,000   26,988,095
           Bank of America NA
            0.87% due 02/12/10+............  11,500,000   11,523,516
           Citigroup Funding, Inc.
            1.33% due 02/08/10+............  35,400,000   35,370,510
           Citigroup, Inc.
            0.42% due 02/18/10+............     524,000      522,084
           General Electric Capital Corp.
            0.28% due 03/12/10+............   6,030,000    6,030,811
           General Electric Capital Corp.
            0.31% due 01/04/10+............   7,000,000    6,999,979
           General Electric Capital Corp.
            0.35% due 01/20/10.............   5,500,000    5,500,351
           General Electric Capital Corp.
            0.40% due 03/12/10+............   6,900,000    6,900,000
           General Electric Capital Corp.
            FDIC Guar. Notes
            0.89% due 03/09/10+............  10,400,000   10,482,168
           Wachovia Bank NA
            0.33% due 03/02/10+............   7,050,000    7,046,129
           Wachovia Corp.
            0.41% due 03/01/10+............  12,750,000   12,747,573
           Wells Fargo & Co.
            0.49% due 02/22/10+............   6,000,000    6,005,734
                                                        ------------
           Total Medium Term Notes
             (amortized cost $136,116,950).              136,116,950
                                                        ------------

                                                   Principal  Market Value
                Security Description                Amount      (Note 2)
     ---------------------------------------------------------------------
     U.S. GOVERNMENT AGENCIES -- 61.8%
     Agency for International Development Panama
      0.61% due 01/06/10+........................ $ 1,513,221 $  1,515,982
     Federal Farm Credit Bank
      0.23% due 01/27/10+........................  13,000,000   12,998,659
       0.65% due 01/04/10+.......................  13,400,000   13,400,000
       2.25% due 07/01/10........................     280,000      282,137
       4.45% due 08/27/10........................     290,000      296,740
     Federal Home Loan Bank
      0.01% due 02/19/10.........................   5,000,000    4,999,932
       0.18% due 01/11/10+.......................  35,000,000   34,996,178
       0.21% due 01/11/10+.......................  26,000,000   26,000,000
       0.23% due 01/08/10+.......................  28,000,000   28,001,059
       0.35% due 10/13/10........................  12,650,000   12,650,000
       0.50% due 10/19/10........................  25,500,000   25,496,787
       0.55% due 07/15/10........................     635,000      634,333
       0.90% due 04/07/10........................  12,500,000   12,498,342
       1.00% due 02/12/10........................  28,000,000   27,967,333
       1.02% due 02/23/10........................   5,000,000    4,992,492
       1.02% due 02/26/10........................  14,000,000   13,998,191
       1.05% due 02/23/10........................  13,500,000   13,498,008
       1.05% due 03/05/10........................  13,600,000   13,598,549
     Federal Home Loan Mtg. Corp.
      0.08% due 03/17/10.........................  12,600,000   12,597,900
       0.14% due 02/04/10+.......................  19,000,000   19,000,000
       0.14% due 04/27/10........................   7,700,000    7,696,526
       0.18% due 01/11/10+.......................  12,000,000   11,999,891
       0.21% due 04/26/10........................  12,500,000   12,491,615
       0.22% due 04/26/10........................  12,500,000   12,491,215
       0.24% due 04/26/10........................  12,700,000   12,690,263
       0.32% due 09/14/10........................   3,612,000    3,603,781
       0.33% due 01/07/10+.......................  13,500,000   13,498,295
     Federal National Mtg. Assoc.
      0.07% due 02/17/10.........................  12,500,000   12,498,939
       0.11% due 03/17/10........................  13,750,000   13,746,849
       0.17% due 01/13/10+.......................  44,500,000   44,499,127
       0.22% due 02/12/10+.......................  13,500,000   13,504,042
       0.23% due 02/05/10+.......................  13,500,000   13,499,053
       0.31% due 01/11/10........................  12,000,000   11,998,967
       0.33% due 02/01/10........................  13,000,000   12,996,306
       4.13% due 05/15/10........................     680,000      688,865
       4.30% due 08/18/10........................     520,000      531,205
       4.38% due 09/13/10........................     770,000      788,442
       7.13% due 06/15/10........................     367,000      377,709
                                                              ------------
     Total U.S. Government Agencies
       (amortized cost $479,023,712).............              479,023,712
                                                              ------------
     Total Short-Term Investment Securities -- 96.5%
       (amortized cost $747,789,689).............              747,789,689
                                                              ------------

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2009 -- (continued)

                                                Principal  Market Value
                Security Description             Amount      (Note 2)
        ----------------------------------------------------------------
        REPURCHASE AGREEMENT -- 3.6%
        UBS Securities LLC
         Joint Repurchase Agreement(1)
         (amortized cost $27,892,000)......... 27,892,000    27,892,000
                                                           ------------
        TOTAL INVESTMENTS --
          (amortized cost $775,681,689)(2)....      100.1%  775,681,689
        Liabilities in excess of other assets.       (0.1)     (457,070)
                                               ----------  ------------
        NET ASSETS............................      100.0% $775,224,619
                                               ==========  ============

--------
+ Variable Rate Security - the rate reflected is as of December 31, 2009, maturity date reflects next reset date.
(1)  See Note 2 for details of Joint Repurchase Agreements.
(2) At December 31, 2009, the cost of securities for federal income tax purposes was the same for book purposes.
FDIC --Federal Deposit Insurance Corp.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009 (see Note 2):

                                   Level 1--Unadjusted  Level 2--Other   Level 3--Significant
                                      Quoted Prices    Observable Inputs Unobservable Inputs     Total
                                   ------------------- ----------------- -------------------- ------------
Short-Term Investment Securities:
  Certificates of Deposit.........        $ --           $ 90,049,888            $ --         $ 90,049,888
  Commercial Paper................          --             37,599,139              --           37,599,139
  Corporate Bonds & Notes.........          --              5,000,000              --            5,000,000
  Medium Term Notes...............          --            136,116,950              --          136,116,950
  U.S. Government Agencies........          --            479,023,712              --          479,023,712
Repurchase Agreement..............          --             27,892,000              --           27,892,000
                                          ----           ------------            ----         ------------
Total.............................        $ --           $775,681,689            $ --         $775,681,689
                                          ====           ============            ====         ============

See Notes to Financial Statements

        SunAmerica Municipal Money Market Fund
        PORTFOLIO PROFILE -- December 31, 2009 -- (unaudited)

                    Allocation by States*
                    Illinois..........................  8.7%
                    New York..........................  7.9
                    California........................  7.9
                    Kentucky..........................  7.2
                    Texas.............................  7.1
                    Colorado..........................  6.9
                    Michigan..........................  5.9
                    Utah..............................  5.0
                    Florida...........................  5.0
                    Maryland..........................  4.5
                    North Dakota......................  4.0
                    North Carolina....................  3.9
                    District of Columbia..............  3.2
                    Washington........................  2.8
                    Massachusetts.....................  2.6
                    New Jersey........................  2.5
                    Pennsylvania......................  2.0
                    Arizona...........................  1.7
                    South Dakota......................  1.5
                    Missouri..........................  1.4
                    Ohio..............................  1.3
                    Maine.............................  1.1
                    Oregon............................  1.0
                    Wyoming...........................  1.0
                    Kansas............................  1.0
                    New Mexico........................  0.9
                    Idaho.............................  0.8
                    Connecticut.......................  0.4
                    Nevada............................  0.2
                    Registered Investment Company.....  0.1
                    Wisconsin.........................  0.1
                                                       ----
                                                       99.6%
                                                       ====

                    Weighted average days to maturity. 11.0

                      Credit Quality Allocation @#
                      A-1..........................  70.2%
                      SP-1.........................   2.3
                      Not Rated+...................  27.5
                                                    -----
                                                    100.0%
                                                    =====

--------
*  Calculated as a percentage of net assets
@  Source: Standard and Poor's
#  Calculated as a percentage of total debt issues
+ Represents debt issues that have either no rating or is unavailable from the data source.

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2009

                                                   Principal  Market Value
                 Security Description               Amount      (Note 2)
      SHORT-TERM INVESTMENT SECURITIES -- 99.6%
      Arizona -- 1.7%
        Maricopa County, Arizona Industrial
         Development Authority
         (LOC-Harris Trust & Savings Bank)
         0.42% due 01/07/10+...................... $  460,000  $  460,000
        Maricopa County, Arizona Industrial
         Development Authority Multi Family
         Housing
         Series A
         (LOC-Wells Fargo Bank N.A.)
         0.42% due 01/07/10+......................  1,390,000   1,390,000
                                                               ----------
                                                                1,850,000
                                                               ----------
      California -- 7.9%
        Big Bear Lake, California Industrial
         Series A
         (LOC-KBC Bank NV)
         0.27% due 01/06/10+......................  2,000,000   2,000,000
        California Housing Finance Agency
         Series M
         (LOC-Fannie Mae & Freddie Mac)
         0.35% due 01/04/10+......................    700,000     700,000
        California Housing Finance Agency
         Series M
         (LOC-Fannie Mae & Freddie Mac)
         0.40% due 01/04/10+......................    300,000     300,000
        California Housing Finance Agency
         Series F
         (LOC-Fannie Mae & Freddie Mac)
         0.77% due 01/06/10+......................  2,905,000   2,905,000
        California Housing Finance Agency Multi
         Family Housing
         Series C
         (LOC-Fannie Mae & Freddie Mac)
         0.36% due 01/04/10+......................    560,000     560,000
        California State Department of Water
         Resources Supply
         Series B-2
         (LOC-BNP Paribas)
         0.26% due 01/04/10+......................    380,000     380,000
        California State Department of Water
         Resources Supply
         Series C-11
         (LOC-KBC Bank NV & Bank of Nova Scotia)
         0.30% due 01/07/10+......................    600,000     600,000
        San Bernardino County, California
         Improvement Project
         (LOC-BNP Paribas)
         0.15% due 01/07/10+......................  1,300,000   1,300,000
                                                               ----------
                                                                8,745,000
                                                               ----------
      Colorado -- 6.9%
        Colorado Housing & Finance Authority
         Series I-B2
         0.27% due 01/06/10+......................  1,440,000   1,440,000
        Colorado Housing & Finance Authority
         Series I-B3
         0.27% due 01/06/10+......................    335,000     335,000

                                                      Principal  Market Value
                 Security Description                  Amount      (Note 2)
   -------------------------------------------------------------------------
     Colorado Springs, Colorado Utilities
      Series A
      0.20% due 01/07/10+............................ $3,880,000  $3,880,000
     Denver, Colorado City & County Certificates of
      Participation
      Series A-1
      0.20% due 01/04/10+............................  2,000,000   2,000,000
                                                                  ----------
                                                                   7,655,000
                                                                  ----------
   Connecticut -- 0.4%
     Connecticut State Housing Finance Authority
      Series A-1
      0.20% due 01/04/10+............................    450,000     450,000
                                                                  ----------
   District of Columbia -- 3.2%
     Metropolitan Washington D.C. Airports
      Authority System
      Series A-2
      0.45% due 01/07/10+............................  3,500,000   3,500,000
                                                                  ----------
   Florida -- 5.0%
     Broward County, Florida School Board
      0.25% due 01/07/10+............................  3,240,000   3,240,000
     Collier County, Florida Health Facilities
      Authority
      (LOC-Wachovia Bank N.A.)
      0.24% due 01/06/10+............................    350,000     350,000
     Orlando & Orange County, Florida Expressway
      Authority
      Series B-1
      (LOC-Bank of America N.A.)
      0.23% due 01/07/10+............................  1,900,000   1,900,000
                                                                  ----------
                                                                   5,490,000
                                                                  ----------
   Idaho -- 0.8%
     Idaho Health Facilities Authority
      0.30% due 01/04/10+............................    865,000     865,000
                                                                  ----------
   Illinois -- 8.7%
     Chicago, Illinois O'Hare International Airport
      Series B
      (LOC-Societe Generale)
      0.38% due 01/06/10+............................    730,000     730,000
     Chicago, Illinois Sales Tax
      0.20% due 01/04/10+............................  1,055,000   1,055,000
     City of Chicago, Illinois
      Series B-2
      0.20% due 01/04/10+............................    500,000     500,000
     Illinois Educational Facilities Authority
      (LOC-Harris Trust & Savings Bank)
      0.20% due 01/06/10+............................  2,150,000   2,150,000
     Illinois Finance Authority
      Series E
      0.23% due 01/06/10+............................    695,000     695,000
     Illinois State General Obligation
      5.50% due 04/01/10.............................    500,000     505,430
     Jackson-Union Counties, Illinois Regional
      Port District
      (LOC-Wachovia Bank N.A.)
      0.21% due 01/06/10+............................  4,050,000   4,050,000
                                                                  ----------
                                                                   9,685,430
                                                                  ----------

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2009 -- (continued)

                                                     Principal  Market Value
                Security Description                  Amount      (Note 2)
   SHORT-TERM INVESTMENT SECURITIES (continued)
   Kansas -- 1.0%
     Kansas State Department of Transportation
      Series A-3
      0.18% due 01/07/10+........................... $  595,000  $  595,000
     Kansas State Department of Transportation
      Series A-4
      0.18% due 01/07/10+...........................    500,000     500,000
                                                                 ----------
                                                                  1,095,000
                                                                 ----------
   Kentucky -- 7.2%
     Breckinridge County, Kentucky Lease
      Program
      (LOC-U.S. Bank N.A.)
      0.21% due 01/06/10+...........................  1,425,000   1,425,000
     Breckinridge County, Kentucky Lease
      Program
      Series A
      (LOC-U.S. Bank N.A.)
      0.21% due 01/06/10+...........................  2,570,000   2,570,000
     Kentucky Housing Corporation
      Series F
      0.27% due 01/06/10+...........................  1,090,000   1,090,000
     Kentucky Housing Corporation
      Series I
      0.27% due 01/06/10+...........................    995,000     995,000
     Trimble County Association of Counties
      Leasing Trust Lease Program
      Series A
      (LOC-U.S. Bank N.A.)
      0.20% due 01/04/10+...........................  1,860,000   1,860,000
                                                                 ----------
                                                                  7,940,000
                                                                 ----------
   Maine -- 1.1%
     Maine State Housing Authority
      Series H
      0.23% due 01/04/10+...........................  1,185,000   1,185,000
                                                                 ----------
   Maryland -- 4.5%
     Maryland Health & Higher Education Facilities
      Authority
      Series A
      (LOC-Wachovia Bank N.A.)
      0.17% due 01/07/10+...........................  2,995,000   2,995,000
     Maryland Health & Higher Education Facilities
      Authority
      Series B
      0.19% due 01/06/10+...........................    100,000     100,000
     Washington County, Maryland
      County Commissioners Office
      Series E
      (LOC-Wachovia Bank N.A.)
      0.21% due 01/07/10+...........................  1,900,000   1,900,000
                                                                 ----------
                                                                  4,995,000
                                                                 ----------
   Massachusetts -- 2.6%
     Massachusetts State Water Resources
      Authority
      Series C
      0.27% due 01/06/10+...........................  2,935,000   2,935,000
                                                                 ----------

                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)
    -----------------------------------------------------------------------
    Michigan -- 5.9%
      Holt, Michigan Public Schools
       (LOC-Landsbank Hessen)
       0.17% due 01/07/10+.......................... $3,990,000  $3,990,000
      Michigan State General Obligation
       Series A
       2.00% due 09/30/10...........................  2,500,000   2,527,270
                                                                 ----------
                                                                  6,517,270
                                                                 ----------
    Missouri -- 1.4%
      Kansas City Industrial Development Authority
       (LOC-Bank of America N.A.)
       0.22% due 01/06/10+..........................  1,550,000   1,550,000
                                                                 ----------
    Nevada -- 0.2%
      Clark County, Nevada School District
       Series A
       0.25% due 01/04/10+..........................    200,000     200,000
                                                                 ----------
    New Jersey -- 2.5%
      New Jersey Economic Development Authority
       Series B
       0.20% due 01/04/10+..........................    100,000     100,000
      New Jersey Economic Development Authority
       Series R-3
       (LOC-Nova Scotia & Lloyds TSB Bank PLC)
       0.21% due 01/04/10+..........................    310,000     310,000
      New Jersey Economic Development Authority
       Series V-2
       (LOC-Dexia Credit Local)
       0.35% due 01/06/10+..........................  2,000,000   2,000,000
      New Jersey State Housing & Mortgage
       Finance Agency
       Series A
       0.22% due 01/07/10+..........................    390,000     390,000
                                                                 ----------
                                                                  2,800,000
                                                                 ----------
    New Mexico -- 0.9%
      Santa Fe County, New Mexico Education
       Facility
       Series A
       (LOC-Allied Irish Bank PLC)
       0.30% due 01/07/10+..........................  1,000,000   1,000,000
                                                                 ----------
    New York -- 7.9%
      City of New York, New York
       Series E-5
       (LOC-JP Morgan Chase Bank)
       0.20% due 01/04/10+..........................    400,000     400,000
      City of New York, New York
       Series E-5
       (LOC-JP Morgan Chase Bank)
       0.24% due 01/04/10+..........................    500,000     500,000
      City of New York, New York
       Series H-1
       (LOC-Bank of New York)
       0.20% due 01/04/10+..........................    400,000     400,000
      City of New York, New York
       Series H-1
       (LOC-Dexia Credit Local)
       0.30% due 01/04/10+..........................    270,000     270,000

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2009 -- (continued)

                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)
    SHORT-TERM INVESTMENT SECURITIES (continued)
    New York (continued)
      City of New York, New York
       Series J-3
       (LOC-Allied Irish Bank PLC)
       0.20% due 01/04/10+.......................... $  370,000  $  370,000
      New York City Metropolitan
       Transportation Authority
       Series D-1
       0.30% due 01/07/10+..........................  2,200,000   2,200,000
      New York City Metropolitan
       Transportation Authority
       Series G
       (LOC-BNP Paribas)
       0.22% due 01/04/10+..........................    990,000     990,000
      New York City Municipal Water Finance
       Authority & Sewer System
       Series B-2
       0.20% due 01/04/10+..........................    395,000     395,000
      New York City Municipal Water Finance
       Authority & Sewer System
       Series C
       0.23% due 01/04/10+..........................  1,100,000   1,100,000
      New York City Municipal Water Finance
       Authority & Sewer System
       Series F-2
       0.23% due 01/04/10+..........................    105,000     105,000
      New York City Transitional Finance Authority
       Series 2-E
       0.28% due 01/06/10+..........................    300,000     300,000
      New York City Transitional Finance Authority
       Series 3-C
       0.28% due 01/06/10+..........................    700,000     700,000
      New York City Transitional Finance Authority
       Series 3-D
       0.28% due 01/06/10+..........................    910,000     910,000
      Triborough Bridge & Tunnel Authority
       0.20% due 01/06/10+..........................    140,000     140,000
                                                                 ----------
                                                                  8,780,000
                                                                 ----------
    North Carolina -- 3.9%
      City of Winston-Salem, North Carolina
       Series C
       0.27% due 01/07/10+..........................  1,400,000   1,400,000
      North Carolina Medical Care Commission
       Series B
       0.19% due 01/07/10+..........................  1,850,000   1,850,000
      Wilmington, North Carolina General
       Obligation
       0.24% due 01/06/10+..........................  1,040,000   1,040,000
                                                                 ----------
                                                                  4,290,000
                                                                 ----------
    North Dakota -- 4.0%
      North Dakota State Housing Finance Agency
       Series A
       0.31% due 01/06/10+..........................  2,605,000   2,605,000
      North Dakota State Housing Finance Agency
       Series B
       0.31% due 01/06/10+..........................  1,850,000   1,850,000
                                                                 ----------
                                                                  4,455,000
                                                                 ----------

                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)
    -----------------------------------------------------------------------
    Ohio -- 1.3%
      Ohio Housing Finance Agency
       Series B-1
       0.26% due 01/06/10+.......................... $  565,000  $  565,000
      Ohio Housing Finance Agency Multi Family
       Housing
       (LOC-Federal Home Loan Bank)
       0.29% due 01/07/10+..........................    890,000     890,000
                                                                 ----------
                                                                  1,455,000
                                                                 ----------
    Oregon -- 1.0%
      Medford Hospital Facilities Authority
       (LOC-KBC Bank N.V.)
       0.23% due 01/04/10+..........................    555,000     555,000
      Multnomah County, Oregon Hospital Facilities
       Authority
       (LOC-Allied Irish Bank PLC)
       0.24% due 01/04/10+..........................    560,000     560,000
                                                                 ----------
                                                                  1,115,000
                                                                 ----------
    Pennsylvania -- 2.0%
      Pennsylvania State Higher Educational
       Facilities Authority
       Series A-7
       (LOC-Allied Irish Bank PLC)
       0.34% due 01/07/10+..........................    900,000     900,000
      Pittsburgh, Pennsylvania Water & Sewer
       Authority
       Series B-1
       0.27% due 01/07/10+..........................  1,300,000   1,300,000
                                                                 ----------
                                                                  2,200,000
                                                                 ----------
    South Dakota -- 1.5%
      South Dakota Housing Development Authority
       Series C-1
       0.32% due 01/07/10+..........................  1,700,000   1,700,000
                                                                 ----------
    Texas -- 7.1%
      Corpus Christi, Texas City Hall
       3.00% due 03/01/10...........................  3,910,000   3,924,198
      Harris County, Texas Health Facilities
       Development Authority
       Series B
       (LOC-JP Morgan Chase Bank)
       0.20% due 01/04/10+..........................    100,000     100,000
      Lubbock, Texas Health Facilities Development
       Corp.
       Series B
       (LOC-Wachovia Bank N.A.)
       0.23% due 01/04/10+..........................    150,000     150,000
      San Antonio, Texas Electric & Gas
       Series B
       4.00% due 02/01/10...........................  2,000,000   2,005,436
      Texas State Economic Development
       Series A-2
       0.26% due 01/06/10+..........................  1,100,000   1,100,000
      Texas Water Development Board
       Series A
       0.22% due 01/04/10+..........................    540,000     540,000
                                                                 ----------
                                                                  7,819,634
                                                                 ----------

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2009 -- (continued)

                                                  Principal  Market Value
                 Security Description              Amount      (Note 2)
       -----------------------------------------------------------------
       SHORT-TERM INVESTMENT SECURITIES (continued)
       Utah -- 5.0%
         Utah Housing Corporation Single Family
          Mortgage
          Series A
          0.37% due 01/06/10+.................... $1,675,000  $1,675,000
         Utah Housing Corporation Single Family
          Mortgage
          Series E-1
          0.37% due 01/06/10+....................    935,000     935,000
         Utah Housing Corporation Single Family
          Mortgage
          Series F
          0.37% due 01/06/10+....................  2,900,000   2,900,000
                                                              ----------
                                                               5,510,000
                                                              ----------
       Washington -- 2.8%
         Washington State Housing Finance
          Commission
          (LOC-Bank of America N.A.)
          0.32% due 01/04/10+....................  2,050,000   2,050,000
         Washington State Housing Finance
          Commission
          Series A
          (LOC-Wells Fargo Bank N.A.)
          0.36% due 01/04/10+....................  1,025,000   1,025,000
                                                              ----------
                                                               3,075,000
                                                              ----------

                                                 Principal  Market Value
                Security Description              Amount      (Note 2)
       ----------------------------------------------------------------
       Wisconsin -- 0.1%
         Wisconsin Housing & Economic
          Development Authority
          Series C
          0.34% due 01/06/10+.................. $   75,000  $     75,000
                                                            ------------
       Wyoming -- 1.0%
         Sweetwater County, Wyoming Pollution
          Control
          Series A
          (LOC-Barclays Bank PLC)
          0.20% due 01/06/10+..................  1,100,000     1,100,000
                                                            ------------
       Registered Investment Company -- 0.1%
         SSGA Tax Free Money Market Fund
          (amortized cost $97,566).............     97,566        97,566
                                                            ------------
       Total Short-Term Investment Securities
         (amortized cost $110,129,900).........              110,129,900
                                                            ------------
       TOTAL INVESTMENTS --
         (amortized cost $110,129,900)(1)......       99.6%  110,129,900
       Other assets less liabilities...........        0.4       401,318
                                                ----------  ------------
       NET ASSETS --...........................      100.0% $110,531,218
                                                ==========  ============

--------
+ Variable Rate Security - the rate reflected is as of December 31, 2009, maturity date reflects next reset date.
(1) At December 31, 2009, the cost of securities for federal income tax purposes was the same for book purposes.
LOC --Letter of Credit

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009 (see Note 2):

                                   Level 1--Unadjusted  Level 2--Other   Level 3--Significant
                                      Quoted Prices    Observable Inputs Unobservable Inputs     Total
                                   ------------------- ----------------- -------------------- ------------
Short-Term Investment Securities:
  California......................        $ --           $  8,745,000            $ --         $  8,745,000
  Colorado........................          --              7,655,000              --            7,655,000
  Florida.........................          --              5,490,000              --            5,490,000
  Illinois........................          --              9,685,430              --            9,685,430
  Kentucky........................          --              7,940,000              --            7,940,000
  Michigan........................          --              6,517,270              --            6,517,270
  New York........................          --              8,780,000              --            8,780,000
  Texas...........................          --              7,819,634              --            7,819,634
  Utah............................          --              5,510,000              --            5,510,000
  Other States+...................          --             41,890,000              --           41,890,000
  Registered Investment Companies.          --                 97,566              --               97,566
                                          ----           ------------            ----         ------------
Total.............................        $ --           $110,129,900            $ --         $110,129,900
                                          ====           ============            ====         ============

--------
+ Sum of all other States each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009

Note 1. Organization

   SunAmerica Money Market Funds, Inc. (the "Corporation") is an open-end diversified management investment company organized as a Maryland corporation. The Corporation consists of two investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective. Each Fund is advised by SunAmerica Asset Management Corp. ("SunAmerica" or "Adviser")*, an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The investment objective for each of the Funds is as follows:

   The SunAmerica Money Market Fund ("Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital through investments primarily in high-quality money market instruments selected principally on the basis of quality and yield.

   The SunAmerica Municipal Money Market Fund ("Municipal Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation through investments selected primarily in high-quality money market instruments selected primarily on the basis of quality and yield, and under normal market conditions, invests at least 80% of its assets, plus any borrowings for investment purposes, in municipal securities that are exempt from regular federal income tax.

   The Money Market Fund currently offers two classes of shares: Class A and Class I. The Municipal Money Market Fund currently offers Class A shares. These classes within the Funds are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares-- Class A shares are available with no front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is imposed on certain shares sold within one year of original purchase and a 0.50% CDSC is imposed on certain shares sold after the first year and within the second year after purchase, as described in the Funds' Prospectus.

   Class I shares-- Class I shares are offered at net asset value per share without any sales charge, exclusively to certain institutions.

   Effective June 3, 2009, the Money Market Fund no longer accepted orders to purchase Class B and Class C shares, including from existing shareholders. Any outstanding Class B and Class C shares of the Money Market Fund as of the close of business on June 3, 2009 were converted to Class A shares of the Money Market Fund.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A shares of each Fund have their own 12b-1 plan.

   Indemnifications: The Corporation's organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Corporation. In addition, pursuant to Indemnification Agreements between the Corporation and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Corporation (collectively, the "Disinterested Directors"), the Corporation provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Corporation, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Corporation enters into contracts that contain the obligation to indemnify others. The Corporation's maximum exposure under these arrangements is unknown. Currently, however, the Corporation expects the risk of loss to be remote.

--------
* Effective April 1, 2009, AIG SunAmerica Asset Management Corp. changed its name to SunAmerica Asset Management Corp.

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009 -- (continued)


Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements:

   Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization/accretion to maturity of any discount or premium. In accordance with rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Corporation's Board of Directors ("Board") has adopted procedures intended to stabilize the Funds' net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Funds' market-based net asset value per share deviates from the Fund's amortized cost per share. The calculation of such deviation is referred to as "Shadow Pricing". For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in market prices that vary from those of other funds.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board.

   The various inputs that may be used to determine the value of the Funds' investments are summarized into three broad levels listed below:

    Level 1--       Unadjusted quoted prices in active markets for identical
                    securities

    Level 2--       Other significant observable inputs (including quoted
                    prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

    Level 3--       Significant unobservable inputs (includes inputs that
                    reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of December 31, 2009 are reported on a schedule following the Portfolio of Investments.

   Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009 -- (continued)

   value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

   At December 31, 2009, the following Fund held an undivided interest in a joint repurchase agreement with UBS Securities, LLC.:

                                                      Percentage  Principal
   Portfolio                                           Interest    Amount
   ---------                                          ---------- -----------
   Money Market Fund.................................   13.95%   $27,892,000

   As of that date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   UBS Securities, LLC, dated December 31, 2009, bearing interest at a rate of 0.00% per annum, with a principal amount of $200,000,000, a repurchase price of $200,000,000 and a maturity date of January 4, 2010. The repurchase agreement is collateralized by the following:

                                Interest Maturity
 Type of Collateral               Rate     Date   Principal Amount Market Value
 ------------------             -------- -------- ---------------- ------------
 U.S. Treasury Inflation Index
   Notes.......................   0.88%  03/31/11   $203,237,900   $204,000,042

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily from settlement date, except when collections is not expected; dividend income is recorded on the ex-dividend date.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Funds based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations.

   Dividends from net investment income, if any, are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income
   (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any capital gains, to its shareholders. Therefore, no federal tax provisions are required. Each Fund is considered a separate entity for tax purposes. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax years ending before 2006.

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009 -- (continued)



Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement and Other Transactions With Affiliates

   The Funds have an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica. Under the Advisory Agreement, SunAmerica provides continuous supervision to each Fund's portfolio and administers the Corporation's corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of its books and records, and pays the salaries and expenses of all personnel, including officers of the Corporation who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                 Management
                                               Assets               Fees
                                    ---------------------------- ----------
     Money Market Fund.............            $0 - $600 million    0.50%
                                               next $900 million    0.45%
                                    (greater than) $ 1.5 billion    0.40%
     Municipal Money Market Fund...            (greater than) $0    0.35%

   The Municipal Money Market Fund is subadvised by AIG Asset Management (U.S.), LLC ("AMG") pursuant to a subadvisory agreement with SunAmerica.+ AMG is an indirect wholly-owned subsidiary of AIG and an affiliate of SunAmerica. AMG receives the following fees from SunAmerica, based upon the Fund's average daily net assets:

                                                                 Sub-advisory
                                              Assets                 Fees
                                  ------------------------------ ------------
   Municipal Money Market Fund...              $0 - $200 million     0.25%
                                               next $300 million     0.20%
                                     (greater than) $500 million     0.15%

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. Annual Fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board, including a majority of the directors that are not deemed to be "interested persons" of the Funds as defined by Section 2(a)(19) of the 1940 Act ("Independent Directors").

                   Fund                           Percentage
                   ----                           ----------
                   Money Market Class I..........    0.80%
                   Municipal Money Market Class A    0.95

   For the period ended December 31, 2009, pursuant to the contractual expense limitations in the above table, SunAmerica reimbursed expenses as follows:

                     Fund
                     ----
                     Money Market Class I.......... $37,932
                     Municipal Money Market Class A   4,417

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to avoid a negative yield on any class of the Funds. The voluntary waivers and/or reimbursements may be terminated at any time at the option of SunAmerica. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that either Fund will be able to avoid a negative yield.
--------
+ Effective December 31, 2009, AIG Global Investment Corp. ("AIGGIC"), the subadviser to Municipal Money Market Fund and an indirect, wholly-owned subsidiary of AIG, designated AMG as its successor under the Subadvisory Agreement between AIGGIC and SunAmerica and assigned its rights under the Subadvisory Agreement to AMG. Pursuant to this designation, AMG accepted all of AIGGIC's rights, title and interest in and to the Subadvisory Agreement and assumed all of AIGGIC's duties, obligations and liabilities under the Subadvisory Agreement.

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009 -- (continued)



   For the period ended December 31, 2009, SunAmerica voluntarily waived fees and/or reimbursed expenses as follows:

                   Fund
                   ----
                   Money Market Class A.......... $1,169,739
                   Money Market Class B*.........     57,473
                   Money Market Class C*.........     92,932
                   Money Market Class I..........     16,040
                   Municipal Money Market Class A    349,360

   The Corporation, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. The Funds have adopted a Distribution Plan on behalf of their Class A shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   The Plans provide that the Class A shares of the Funds shall pay the Distributor an account maintenance fee at the annual rate of up to 0.15% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. In this regard, some payments are used to compensate broker-dealers with account maintenance fees in an amount up to 0.15% per year of the assets maintained in the Funds by their customers. Accordingly, SACS received fees (see Statement of Operations) based upon the aforementioned rates. In addition, in light of current market conditions, and in order to avoid a negative yield on Class A shares of the Fund, SACS has agreed, effective June 3, 2009, to waive up to 0.15% of the fees it receives under the Plans. This voluntary waiver may be terminated at any time at the option of the Distributor without notice to shareholders.

   For the period ended December 31, 2009, SACS voluntarily waived fees as follows:

                    Fund
                    ----
                    Money Market Class A.......... $724,774
                    Municipal Money Market Class A  120,767

   SACS receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A shares. SACS has advised the Funds for the year ended December 31, 2009, the proceeds received from redemptions are as follows:

                                        Contingent Deferred Sales Charges
                                        -------------------------------
         Fund                             Class A     Class B*   Class C*
         ----                           ---------   ---------- ----------
         Money Market..................   $489       $58,656     $6,296
         Municipal Money Market........     --            --         --

   -----
   *  See Note 1

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009 -- (continued)


   The Funds have entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS")+, an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon the annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended December 31, 2009, the Funds incurred the following expenses which are included in transfer agent fees and expenses payable line in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                       Payable at
                                          Expenses  December 31, 2009
                                         ---------- -----------------
          Money Market Fund Class A..... $1,953,296     $143,822
          Money Market Fund Class B*....     19,563           --
          Money Market Fund Class C*....     35,254           --
          Money Market Fund Class I.....     34,644        2,789
          Municipal Money Market Fund
            Class A.....................    328,543       21,527

   As of December 31, 2009, 81% of the Money Market Fund's total outstanding shares and 99% of the Municipal Money Market Fund's total outstanding shares were held through Pershing LLC in a brokerage account sweep vehicle for customers of the broker-dealers within AIG Advisor Group, Inc., an affiliate of the Adviser.

   As a result of losses on medium-term notes issued by Cheyne Finance LLC, that were previously held by the Money Market Fund, SunAmerica made capital contributions to the Money Market Fund in the amount of $3,684,000 and $2,295,500, for the years ended December 31, 2008 and December 31, 2009, respectively. As of December 31, 2009, $44,000 is due from SunAmerica, which is included in the Due from investment adviser line in the Statement of Assets and Liabilities.

   On March 4, 2009, AIG, the ultimate parent of SunAmerica, SACS, SAFS and AMG, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.
   -----
   + Effective March 17, 2009, AIG SunAmerica Fund Services, Inc. changed its name to SunAmerica Fund Services, Inc.
   *  See Note 1

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009 -- (continued)


Note 4. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from dividends payable, capital contributions and cumulative pension expenses.

                             Distributable Earnings                Tax Distributions
                     -------------------------------------- -------------------------------
                                      For the year ended December 31, 2009
                     ----------------------------------------------------------------------
                                 Long-term
                               Gains/Capital   Unrealized              Long-Term
                     Ordinary    and Other    Appreciation   Ordinary   Capital
Fund                  Income      Losses     (Depreciation)   Income     Gains   Tax Exempt
----                 --------  ------------- -------------- ---------- --------- ----------
Money Market........ $174,435   $(2,268,424)     $  --      $1,269,425   $  --    $    --
Municipal Money
 Market.............   17,108*      (24,502)        --              --      --     33,173

                             Tax Distributions
                     ------------------------------------
                     For the year ended December 31, 2008
                     ------------------------------------
                                   Long-Term
                       Ordinary     Capital
Fund                    Income       Gains    Tax Exempt
----                 ------------  ---------  ----------
Money Market........ $ 20,757,226    $  --    $       --
Municipal Money
 Market.............           --       --     2,444,662

   -----
   *  Tax Exempt distributable earnings

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2009, which are available to offset future capital gains, if any:

    Fund                                  Capital Loss Carryforward
    ----                           ----------------------------------------
                                    2012   2013   2014 2015    2016    2017
    -                              ------ ------- ---- ---- ---------- ----
    Money Market.................. $   -- $    -- $ -- $ -- $2,268,424 $ --
    Municipal Money Market........  8,062  16,252   --   --        188   --

   The Funds indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended December 31, 2009.

                                                 Capital Loss
                                                 Carryforward
                  Fund                             Utilized
                  ----                           ------------
                  Money Market..................  $6,337,128
                  Municipal Money Market........           8

   For the year ended December 31, 2009, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to treatment of distribution reclasses to the components of net assets as follows:

                                       Accumulated
                                      Undistributed
                                           Net       Accumulated
                                       Investment   Undistributed
                                         Income     Net Realized  Capital
       Fund                              (Loss)      Gain (Loss)  Paid-In
       ----                           ------------- ------------- -------
       Money Market..................    $    --        $ --      $   --
       Municipal Money Market........     (9,631)         --       9,631

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009 -- (continued)


Note 5. Capital Share Transactions

   Transactions in each class of shares of the Funds, all at $1.00 per share, for the period ended December 31, 2009 and for the prior year were as follows:

                                                                            Money Market Fund
                       -----------------------------------------------------------------------------------------------
                                    Class A                           Class B                        Class C
                       ------------------------------    -----------------------------     --------------------------
                                            For the          For the          For the        For the       For the
                           For the            year            period            year          period         year
                          year ended         ended         January 1 to        ended       January 1 to     ended
                         December 31,     December 31,       June 3,        December 31,     June 3,     December 31,
                             2009             2008           2009(4)            2008         2009(4)         2008
                       -------------    -------------    ------------     ------------     ------------  ------------
Shares sold........... $ 373,006,486(1) $ 739,651,175(2) $  5,107,861     $ 24,467,136     $ 15,016,720  $ 89,457,487
Shares issued and
 redeemed in
 conversion(4)........    53,035,799               --     (18,382,384)              --      (34,653,415)           --
Reinvested dividends..     1,220,038       19,606,294           2,027          193,858            4,274       328,868
Shares redeemed.......  (664,975,046)    (941,513,403)     (9,881,430)(1)  (19,832,404)(2)  (21,065,068)  (72,135,074)
                       -------------    -------------    ------------     ------------     ------------  ------------
Net increase
 (decrease)........... $(237,712,723)   $(182,255,934)   $(23,153,926)    $  4,828,590     $(40,697,489) $ 17,651,281
                       =============    =============    ============     ============     ============  ============

                       ---------------------------
                                 Class I
                       --------------------------
                         For the       For the
                           year          year
                          ended         ended
                       December 31,  December 31,
                           2009          2008
                       ------------  ------------
Shares sold........... $ 11,621,049  $ 16,999,656
Shares issued and
 redeemed in
 conversion(4)........           --            --
Reinvested dividends..       33,086       345,755
Shares redeemed.......  (14,052,469)  (18,815,372)
                       ------------  ------------
Net increase
 (decrease)........... $ (2,398,334) $ (1,469,961)
                       ============  ============

                                       Municipal Money Market Fund
                                     ----------------------------
                                                 Class A
                                     ----------------------------
                                        For the         For the
                                          year            year
                                         ended           ended
                                      December 31,    December 31,
                                          2009            2008
                                     -------------  -------------
            Shares sold............. $ 123,834,392  $ 265,457,527(3)
            Reinvested dividends....        33,134      2,440,082
            Shares redeemed.........  (201,419,011)  (233,720,922)
                                     -------------  -------------
            Net increase (decrease). $ (77,551,485) $  34,176,687
                                     =============  =============

--------
(1)Includes automatic conversion of Class B shares in the amount of $1,832,886 to Class A shares.
(2)Includes automatic conversion of Class B shares in the amount of $1,872,559 to Class A shares
(3)Includes automatic conversion of Class B shares in the amount of $100 to Class A shares.
(4)See Note 1

Note 6. Directors' Retirement Plan

   The Directors of the SunAmerica Money Market Funds, Inc. have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended for the Independent Directors. The Retirement Plan provides generally that an Independent Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five
   (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

        SunAmerica Money Market Funds, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2009 -- (continued)


   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permits active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expenses line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Director's fees and expenses line on the Statement of Operations.

                                Retirement Plan Retirement Plan Retirement Plan
                                   Liability        Expense        Payments
                                --------------- --------------- ---------------
 Fund                                       As of December 31, 2009
 ----                           -----------------------------------------------
 Money Market Fund.............     $32,773         $14,185        $250,072
 Municipal Money Market Fund...       1,649           2,679          12,480

Note 7. Interfund Lending

   Pursuant to exemptive relief granted by the Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for the temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended December 31, 2009, the Funds did not participate in the program.

Note 8. Subsequent Events

   The Funds have performed an evaluation of subsequent events through February 24, 2010, which is the date the financial statements were issued. There were no subsequent events noted.

        SunAmerica Money Market Funds, Inc.
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Money Market Funds,
Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Money Market Fund and SunAmerica Municipal Money Market Fund (the two portfolios constituting SunAmerica Money Market Funds, Inc., hereafter referred to as the "Funds") at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 24, 2010
Houston, Texas

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2009 -- (unaudited)


Approval of the Investment Advisory and Management Agreement and Subadvisory Agreement+

The Board of the Corporation, including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of the Corporation or its separate series, SunAmerica or AIGGIC (the "Disinterested Directors"), approved the continuation of the Advisory Agreement between the Corporation, on behalf of the Funds, and SunAmerica for a one-year period ending August 31, 2010 at an in-person meeting held on August 25, 2009. The Corporation currently consists of two separate Funds, including the Money Market Fund and Municipal Money Market Fund. At this same meeting, the Board also approved the continuation of the Subadvisory Agreement between SunAmerica and AIGGIC (the "Subadvisory Agreement") with respect to the Municipal Money Market Fund for a one-year period ending August 31, 2010.+

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and AIGGIC, where applicable, provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement. These materials included (a) a summary of the services provided by SunAmerica and its affiliates to the Funds;
(b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica, AIGGIC and their affiliates, and a discussion of any indirect benefits; (d) a report on economies of scale; (e) a discussion on general compliance policies and procedures; (f) a summary of brokerage and soft dollar practices; (g) a discussion of the key personnel of SunAmerica, AIGGIC and their affiliates; and (h) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica and AIGGIC serve as adviser or subadviser, as applicable.

In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and AIGGIC. The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by SunAmerica and AIGGIC. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica would provide office space, accounting, legal and compliance, clerical and administrative services and has authorized any of its officers and employees, if elected, to serve as officers or Directors of the Funds without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including AIGGIC. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds pursuant to the Advisory Agreement and noted that such services include (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Funds, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica and concluded, based on its experience and interaction with SunAmerica, that:
(i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature
--------
+ Effective December 31, 2009, AIGGIC designated AMG as its successor under the Subadvisory Agreement between AIGGIC and SunAmerica and assigned its rights under the Subadvisory Agreement to AMG.

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2009 -- (unaudited)

and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2009, SunAmerica managed, advised an/or administered approximately $35.3 billion in assets. The Board also considered SunAmerica's code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

With respect to the Municipal Money Market Fund, for which SunAmerica has delegated daily investment management responsibilities to AIGGIC, the Board considered the nature, quality and extent of subadvisory services provided by AIGGIC. The Board observed that AIGGIC is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Municipal Money Market Fund, subject to the oversight and review of SunAmerica. The Board reviewed AIGGIC's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Municipal Money Market Fund and concluded, based on their experience with AIGGIC, that: (i) AIGGIC is able to retain high quality portfolio managers and other investment personnel; (ii) AIGGIC exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) AIGGIC had been responsive to requests of the Board and of SunAmerica. The Board considered that AIGGIC has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Municipal Money Market Fund as set forth in the Funds' Prospectus. The Board also considered AIGGIC's code of ethics, and its compliance and regulatory history. The Board noted that the AIGGIC has not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact it from effectively serving as a subadviser to the Municipal Money Market Fund. The Board concluded that the nature and extent of services to be provided by AIGGIC under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica with respect to both Funds and AIGGIC with respect to the Municipal Money Market Fund. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group
("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the August 25, 2009 meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Fund's annualized total returns for the prior one-, two-, three-, four-, five- and ten-year periods ended May 31, 2009. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2009. In addition, the Board received a report prepared by SunAmerica that detailed the Funds' performance for the three- and six-month periods ended June 30, 2009.

Specifically, the Board considered that the Money Market Fund ranked in the fifth quintile of its Peer Group for all periods ended May 31, 2009. The Board then considered that the Municipal Money Market Fund ranked in the fourth quintile for the two-, three-, four- and five-year periods ended May 31, 2009, ranked in the third quintile for the one-year period and ranked in the fifth quintile since the Fund's inception. The Board noted that the Funds' performance does not meet the Board's expectations. The Board noted, however, that with respect to the Money Market Fund, management had explained that credit conditions, while improving recently, continue to remain challenging, resulting in the Money Market Fund taking a more conservative and defensive approach in selecting its investments, which hampered relative

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2009 -- (unaudited)

performance. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Funds in order to avoid a negative yield. The Board noted that it will continue to carefully monitor and discuss each Fund's performance with SunAmerica.

Consideration of the Management Fees and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica and AIGGIC and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to AIGGIC pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, AIGGIC or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to Class A shares of the Municipal Money Market Fund and Class I shares of the Money Market Fund. The Board compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board further considered management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Money Market Fund, noting in particular the differences in services that SunAmerica provides as adviser compared to the services it provides as subadviser. The Board noted the management fee paid by the Money Market Fund was reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser. The Board did not consider services and fees paid under the investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Municipal Money Market Fund since SunAmerica informed the Board that there were no such similar funds or accounts to the Municipal Money Market Fund.

The Board also received and reviewed information regarding the fees paid by SunAmerica to AIGGIC pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report independently prepared by Lipper. The report showed comparative fee information of the Municipal Money Market Fund's Peer Group that the Directors used as a guide to help assess the reasonableness of the subadvisory fee. The Directors noted that Peer Group information as a whole was useful in assessing whether AIGGIC was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fee is paid by SunAmerica out of its management fee and not by the Municipal Money Market Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. The Board also considered advisory fees received by AIGGIC with respect to other mutual funds and accounts with similar investment strategies to the Municipal Money Market Fund. The Board noted that the subadvisory fee paid by SunAmerica to AIGGIC was reasonable as compared to fees AIGGIC receives for other mutual funds for which it serves as adviser or subadviser.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2009 -- (unaudited)

also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the significant capital contributions made by SunAmerica to the Money Market Fund as a result of the losses with respect to Cheyne Finance medium term notes previously held by the Money Market Fund.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreement and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, AIGGIC and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica and AIGGIC, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements from AIGGIC and considered whether AIGGIC had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Municipal Money Market Fund to date.

The Board concluded that SunAmerica and AIGGIC had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreement and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of the Class I shares of the Money Market Fund and the Class A of the Municipal Money Market Fund, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structures were reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to AIGGIC's management of the Municipal Money Market Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreement, the Board also received information regarding SunAmerica's and AIGGIC's brokerage and soft dollar practices. The Board considered that SunAmerica and AIGGIC are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits SunAmerica and AIGGIC derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to SunAmerica and/or AIGGIC in return for allocating brokerage; however, they noted that since the Funds generally do not engage in brokerage transactions, SunAmerica and AIGGIC typically would not receive soft dollar benefits in return for allocating the Funds' brokerage transactions. The Board further observed that when making purchases of new issues with fixed underwriting fees, SunAmerica or AIGGIC may designate the use of broker dealers who have agreed to provide certain statistical, research and other information.

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2009 -- (unaudited)


Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement with respect to the Funds, as well as the Subadvisory Agreement with respect to the Municipal Money Market Fund, each for a one-year period ending August 31, 2010. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

        SunAmerica Money Market Funds, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2009 -- (unaudited)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                  Number of
                                          Term of                                  Funds in
         Name,            Position(s)   Office and                               Fund Complex
      Address and         Held With      Length of     Principal Occupation(s)   Overseen by    Other Directorships
     Date of Birth*        the Fund    Time Served(4)    During Past 5 Years     Director(1)    Held by Director(2)
------------------------  -----------  --------------  ------------------------- ------------ ------------------------
Disinterested Directors

Jeffrey S. Burum           Director       2004-        Founder and Chairman of        29      Director, Diversified
DOB: February 27, 1963                    present      National Community                     Pacific Opportunity Fund
                                                       Renaissance (1992 to                   I, LLC (2008 to
                                                       present); Founder, Owner               present); Director
                                                       and Partner of Colonies                Vandalia Heritage
                                                       Crossroads, Inc. (2000                 Foundation (1998 to
                                                       to present); Owner and                 present)
                                                       Managing Member of
                                                       Diversified Pacific
                                                       Development Group, LLC
                                                       (1998 to present).

Dr. Judith L. Craven       Director       2001-        Retired.                       78      Director, Belo Corp.
DOB: October 6, 1945                      present                                             (1992 to present);
                                                                                              Director, Sysco Corp.
                                                                                              (1996 to present);
                                                                                              Director, Luby's Inc.
                                                                                              (1998 to present).

William F. Devin           Director       2001-        Retired.                       78      Director, Boston Options
DOB: December 30, 1938                    present                                             Exchange (2001 to
                                                                                              present).

Samuel M. Eisenstat        Chairman       1985-        Attorney, sole                 39      Director, North European
DOB: March 7, 1940         of the         present      practitioner.                          Oil Royalty Trust (1996
                           Board                                                              to present).

Stephen J. Gutman          Director       1984-        Vice President, Corcoran       39      None
DOB: May 10, 1943                         present      Group (Real Estate)
                                                       (2003 to present);
                                                       President and Member of
                                                       Managing Directors, Beau
                                                       Brummell -- Soho, LLC
                                                       (Licensing of menswear
                                                       specialty retailing and
                                                       other activities) (1988
                                                       to 2006).

William J. Shea            Director       2004-        Managing Director, DLB         39      Executive Chairman,
DOB: February 9, 1948                     present      Capital, LLC (Private                  Lucid, Inc. (2007 to
                                                       Equity) (2006-present)                 Present); Chairman of
                                                       President and CEO,                     the Board, Royal and
                                                       Conseco, Inc. (Financial               SunAlliance U.S.A., Inc.
                                                       Services) (2001 to 2004).              (2004 to 2006);
                                                                                              Director, Boston Private
                                                                                              Financial Holdings (2004
                                                                                              to present); Chairman,
                                                                                              Demoullas Supermarkets
                                                                                              (1999 to Present).
Interested Director

Peter A. Harbeck(3)        Director       1994-        President, CEO and             87      None
DOB: January 23, 1954                     present      Director, SunAmerica
                                                       (1995 to present);
                                                       Director, -- SunAmerica
                                                       Capital Services, Inc.
                                                       (SACS) (August 1993 to
                                                       present); Chairman, AIG
                                                       Advisor Group, Inc.
                                                       (2004 to present).

        SunAmerica Money Market Funds, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2009 -- (unaudited)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                    Number of
                                        Term of                                      Funds in
        Name,           Position(s)   Office and                                   Fund Complex
     Address and        Held With      Length of        Principal Occupations      Overseen by  Other Directorships
    Date of Birth*       the Fund    Time Served(4)      During Past 5 Years       Director(1)  Held by Director(2)
----------------------- -----------  --------------  ----------------------------- ------------ -------------------
Officers

John T. Genoy           President       2007-        Chief Financial Officer,          N/A      N/A
DOB: November 8, 1968                   present      SunAmerica (2002 to
                                                     present); Senior Vice
                                                     President, SunAmerica (2003
                                                     to present); Chief Operating
                                                     Officer, SunAmerica (2006 to
                                                     present).

Donna M. Handel         Treasurer       2002-        Senior Vice President,            N/A      N/A
DOB: June 25, 1966                      present      SunAmerica (2004 to
                                                     present).

Gregory N. Bressler     Secretary       2005-        Senior Vice President and         N/A      N/A
DOB: November 17, 1966  and Chief       Present      General Counsel,
                        Legal                        SunAmerica (2005 to
                        Officer                      present); Vice President and
                                                     Director of U.S. Asset
                                                     Management Compliance,
                                                     Goldman Sachs Asset
                                                     Management, L.P. (2004 to
                                                     2005).

James Nichols           Vice            2006-        Director, President and CEO,      N/A      N/A
DOB: April 7, 1966      President       Present      SACS (2006 to present);
                                                     Senior Vice President, SACS
                                                     (2002 to 2006); Senior Vice
                                                     President SunAmerica (2002
                                                     to present).

Timothy Pettee          Vice            August       Chief Investment Officer,         N/A      N/A
DOB: April 7, 1958      President       2008 to      SunAmerica (2003 to
                                        Present      present).

Cynthia A. Skrehot      Vice            2002-        Vice President, SunAmerica        N/A      N/A
DOB: December 6, 1967   President       present      (2002 to present); Chief
                        and Chief                    Compliance Officer,
                        Compliance                   SunAmerica, (2002 to 2006).
                        Officer

        SunAmerica Money Market Funds, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2009 -- (unaudited) (continued)

                                                                                    Number of
                                        Term of                                      Funds in
        Name,           Position(s)   Office and                                   Fund Complex
     Address and        Held With      Length of        Principal Occupations      Overseen by  Other Directorships
    Date of Birth*       the Fund    Time Served(4)      During Past 5 Years       Director(1)  Held by Director(2)
----------------------- -----------  --------------  ----------------------------- ------------ -------------------

Gregory R. Kingston     Vice            2002-        Vice President, SunAmerica        N/A      N/A
DOB: January 18, 1966   President       present      (2001 to present)
                        and
                        Assistant
                        Treasurer

Nori L. Gabert          Vice            2005-        Vice President and Deputy         N/A      N/A
DOB: August 15, 1953    President       present      General Counsel,
                        and                          SunAmerica (2005 to
                        Assistant                    present); Vice President and
                        Secretary                    Associate General Counsel,
                                                     SunAmerica (2002 to 2005)

Matthew J. Hackethal    Anti-Money      2006-        Chief Compliance Officer,         N/A      N/A
DOB: December 31, 1971  Laundering      present      SunAmerica (2006 to
                        Compliance                   present); Vice President,
                        Officer                      Credit Suisse Asset
                                                     Management (2001 to 2006);
                                                     Chief Compliance Officer,
                                                     Credit Suisse Alternative
                                                     Funds (2005 to 2006); CCO,
                                                     Credit Suisse Asset
                                                     Management Securities, Inc.
                                                     (2004 to 2005)


--------
* The business address for each Director and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Funds (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), SunAmerica Specialty Series (3 funds), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios) and Brazos Mutual Funds (4 funds).
(2) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act, other than those listed under the preceding column.
(3) Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.
(4) Directors serve until their successors are duly elected and qualified, subject to the Directors' retirement plan as discussed in Note 6 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SunAmerica Money Market Funds, Inc.
        SHAREHOLDER TAX INFORMATION -- (unaudited)


Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended December 31, 2009. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in January 2010.

During the year ended December 31, 2009, 100% of the distributions paid by the SunAmerica Municipal Money Market Fund are exempt from federal income taxes.

[LOGO] Sun America
Mutual Funds


Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors/Trustees         VOTING PROXIES ON FUND     Securities and Exchange
 Jeffrey S. Burum          PORTFOLIO SECURITIES       Commission, without
 Dr. Judith L. Craven      A description of the       charge, upon request, by
 William F. Devin          policies and proce-dures   call-ing (800) 858-8850
 Samuel M. Eisenstat       that the Funds use to      or on the U.S. Securities
 Stephen J. Gutman         determine how to vote      and Exchange Commission's
 Peter A. Harbeck          proxies relating to        website at
 William J. Shea           secu-rities held in the    http://www.sec.gov.
                           Funds' portfolios which
Officers                   is available in the        DISCLOSURE OF QUARTERLY
 John T. Genoy, President  Funds' State-ment of       PORTFOLIO HOLDINGS
   and Chief               Additional Information,    The Fund is required to
   Executive Officer       may be obtained without    file its com-plete
 Donna M. Handel,          charge upon re-quest, by   schedule of portfolio
   Treasurer               calling (800) 858-8850.    holdings with the U.S.
 James Nichols, Vice       This information is also   Securities and Exchange
   President               available from the EDGAR   Commission for its first
 Timothy Pettee, Vice      database on the U.S.       and third fiscal quarters
   President               Secu-rities and Exchange   on Form N-Q. The Fund's
 Cynthia A. Skrehot, Vice  Commission's website at    Forms N-Q are available
   President and Chief     http://www.sec.gov.        on the U.S. Securities
   Compliance Officer                                 and Exchange Commission's
 Gregory N. Bressler,      DELIVERY OF SHAREHOLDER    website at
   Chief Legal Officer     DOCUMENTS                  http://www.sec.gov. You
   and Secretary           The Funds have adopted a   can also review and
 Nori L. Gabert, Vice      policy that allows them    obtain copies of the
   President and           to send only one copy of   Forms N-Q at the U.S.
   Assistant Secretary     a Fund's prospectus,       Securities and Exchange
 Kathleen Fuentes,         proxy material, annual     Commission's Public
   Assistant Secretary     report and semi-annual     Refer-ence Room in
 John E. McLean,           report (the "shareholder   Washington, DC
   Assistant Secretary     documents") to             (information on the
 Gregory R. Kingston,      shareholders with          operation of the Public
   Vice President and      multiple accounts          Reference Room may be
   Assistant Treasurer     residing at the same       ob-tained by calling
 Diedre Shepherd,          "household." This          1-800-SEC-0330).
   Assistant Treasurer     practice is called
 Matthew J. Hackethal,     householding and reduces   This report is submitted
   Anti-Money Laundering   Fund expenses, which       solely for the general
   Compliance Officer      benefits you and other     information of
                           shareholders. Unless the   shareholders of the Fund.
Investment Adviser         Funds receive              Distribution of this
 SunAmerica Asset          instructions to the        report to persons other
   Management Corp.        con-trary, you will only   than shareholders of the
 Harborside Financial      receive one copy of the    Fund is authorized only
   Center                  shareholder documents.     in connection with a
 3200 Plaza 5              The Funds will continue    currently effective
 Jersey City, NJ           to household the           prospectus, setting forth
   07311-4992              share-holder documents     details of the Fund,
                           indefinitely, until we     which must precede or
Distributor                are instructed otherwise.  accompany this report.
 SunAmerica Capital        If you do not wish to
   Services, Inc.          participate in
 Harborside Financial      householding please
   Center                  contact Shareholder
 3200 Plaza 5              Services at (800)
 Jersey City, NJ           858-8850 ext. 6010 or
   07311-4992              send a written request
                           with your name, the name
Shareholder Servicing      of your fund(s) and your
Agent                      account member(s) to
 SunAmerica Fund           SunAmerica Mutual Funds
   Services, Inc.          c/o BFDS, P.O. Box
 Harborside Financial      219186, Kansas City MO,
   Center                  64121-9186. We will
 3200 Plaza 5              resume individual
 Jersey City, NJ           mailings for your account
   07311-4992              within thirty (30) days
                           of receipt of your
Custodian and Transfer     request.
Agent
 State Street Bank and     PROXY VOTING RECORD ON
   Trust Company           SUNAMERICA MONEY MARKET
 P.O. Box 419572           FUNDS
 Kansas City, MO           Information regarding how
   64141-6572              the Funds voted proxies
                           relating to securities
                           held in the Funds during
                           the most recent
                           twelve month period ended
                           June 30 is available,
                           once filed with the U.S.

                                    [GRAPHIC]


Go Paperless!!

Did you know that you have the option to receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

It's Quick -- Fund documents will be received faster than via traditional mail.

It's Convenient -- Elimination of bulky documents from personal files.

It's Cost Effective -- Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

                     1
                         Go to
                         www.sunamericafunds.com
                     2
                         Click on the "Go Paperless" link.

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover. Distributed by:
SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

www.sunamericafunds.com

MMANN - 12/09

[LOGO]

AIG

Sun America
Mutual Funds

Item 2. Code of Ethics

   The SunAmerica Money Market Funds, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2009, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3. Audit Committee Financial Expert.

   The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of
   Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

   (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                              2008    2009
                                                             ------- -------
    (a) Audit Fees.......................................... $56,066 $55,527
    (b) Audit-Related Fees.................................. $     0 $     0
    (c) Tax Fees............................................ $22,291 $22,032
    (d) All Other Fees...................................... $     0 $     0

   Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

   Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                                   2008 2009
                                                                   ---- ----
   (b) Audit-Related Fees.........................................  $0   $0
   (c) Tax Fees...................................................  $0   $0
   (d) All Other Fees.............................................  $0   $0

(e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

   (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2009 and 2008 were $330,007 and $636,356 respectively.

(h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

   Not applicable.

Item 6. Investments.

   Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

   Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

   Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders.

   There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this
   Item 10.

Item 11.Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12.Exhibits.

(a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

   (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

   (3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Money Market Funds, Inc.

By:  /s/ John T. Genoy
     ------------------------------
     John T. Genoy
     President

Date: March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     ------------------------------
     John T. Genoy
     President

Date: March 10, 2010

By:  /s/ Donna M. Handel
     ------------------------------
     Donna M. Handel
     Treasurer

Date: March 10, 2010